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                                                                   EXHIBIT 99.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Maxtor Corporation (the "Company") on Form 10-Q for the period ended June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul
J. Tufano, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Paul J. Tufano
                                                ------------------
                                                Paul J. Tufano

                                                Executive Vice President,
                                                Chief Operating Officer and
                                                Chief Financial Officer

                                                August 13, 2002